Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Richard K. Aland, Chief Executive Officer and Chief Financial Officer of Demand Pooling, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the quarterly report on Form 10-Q of the Company for the quarter ended March 31, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or o(d); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

ACCELERATED ACQUISITIONS V, INC.

Dated: May 14, 2013	By:	/s/ Richard K. Aland
Richard K. Aland Chief Executive Officer and Chief Financial Officer